Exhibit 99.1

Filed by Third Point Reinsurance Ltd.
pursuant to Rule 425 under the Securities Act of 1933
and deemed filed under Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Sirius International Insurance Group Ltd.
Commission File No.: 001-38731
Date: August 6, 2020

Third Point Re and Sirius Group to Combine
SiriusPoint to be a Top-Tier Global Specialty (Re)Insurer Well-Positioned to Capitalize on Short and Long-Term Market Opportunities
Transaction Expected to be Accretive in First Year After Close
Experienced Insurance Executive Sid Sankaran to be Named SiriusPoint’s Chairman and CEO
New Strategic Investment Portfolio Partnership with Third Point LLC
HAMILTON, Bermuda, August 6, 2020 – Third Point Reinsurance Ltd. (NYSE: TPRE) (“Third Point Re”), a specialty reinsurer, and Sirius International Insurance Group, Ltd. (Nasdaq: SG) (“Sirius Group”), a global multi-line insurer and reinsurer, today announced they have entered into a definitive agreement for Third Point Re and Sirius Group to combine in a cash and stock transaction.
The transformational transaction will create a global company with approximately $3.3 billion of tangible capital,1 to be renamed SiriusPoint Ltd. (“SiriusPoint”), that will be ideally positioned to pursue a range of significant expansion opportunities in the insurance and reinsurance market.
This combination joins two highly complementary businesses with a shared strategic vision to create a leading global company providing insurance and reinsurance solutions to clients and brokers located in almost 150 countries. SiriusPoint will be a diversified company with an attractive business profile and a strong balance sheet.
Third Point Re will finance the transaction through a combination of cash-on-hand; Third Point Re equity issued to Sirius Group shareholders; Third Point Re equity issued to Daniel S. Loeb, CEO and Chief Investment Officer of Third Point LLC, and currently Third Point Re’s largest individual shareholder, pursuant to an agreement to purchase approximately $50 million worth of SiriusPoint shares at closing; and if necessary, other debt or equity financing. The transaction is expected to be accretive to earnings per share and return on equity in year one following the close.
Third Point Re’s newly named non-executive Chairman of the Board, Siddhartha (Sid) Sankaran, a highly experienced insurance industry executive, will lead SiriusPoint as Chairman and Chief Executive Officer post-closing. He has been a member of Third Point Re’s Board since August 2019, is currently the Chief Financial Officer of Oscar Health, and previously served as Chief Financial Officer and Chief Risk Officer of American International Group, Inc. Third Point Re’s current CEO, Dan Malloy, will remain a senior underwriting executive of SiriusPoint following the closing.
1 As of June 30, 2020, excluding transaction adjustments

Exhibit 99.1

Mr. Sankaran said: “We are excited to create a powerful new entity that focuses on underwriting first but strives for excellence in its investment results. This transaction further strengthens our reinsurance operations and positions us to enter lines of business with higher risk-adjusted returns to achieve underwriting profitability. Combining with Sirius Group accelerates our continuing objective to deliver consistently strong book value per share growth over the long-term. Our new scale and global platform, diverse franchise, and enhanced financial profile will enable us to provide tremendous value to clients, brokers, and shareholders. I look forward to working with Sirius Group’s terrific and dedicated team.”
New Strategic Investment Portfolio Partnership with Third Point LLC
SiriusPoint will also have a reconstituted strategic partnership with Third Point LLC, under which SiriusPoint will access a range of products managed by Third Point LLC, including its flagship fund strategy, as well as new and existing fixed-income products. Third Point LLC will also help oversee SiriusPoint’s investment portfolio allocation and a diversified range of third-party traditional asset managers to drive enhanced investment returns, while remaining within traditional property/casualty reinsurance investment risk parameters.
Key Transaction Benefits
Anticipated Strategic Benefits
•Strong global presence and longstanding relationships with clients and brokers, with expanded distribution through Lloyd’s, Bermuda, and the United States
•Refocused underwriting strategies in key U.S. and European (re)insurance markets
•Superior product capabilities and relationships in Accident and Health (A&H), property, liability, and specialty lines
•Key partnerships with managing general underwriters (MGUs) for health and travel
•Experienced management team and a company with a long history and deep roots, focused on shared entrepreneurial culture
Anticipated Financial Benefits
•Financially attractive transaction for shareholders, with accretion to EPS and return on equity expected in year one following the transaction close
•Strong capitalization and financial flexibility, with strong regulatory and rating agency capital ratios at close which are expected to grow over time
•Pro forma tangible capital of approximately $3.3 billion2 and pro forma LTM gross written premiums of $2.5 billion as of June 30, 2020
•Reduced investment volatility and greater diversification, with investment portfolio composition similar to peer reinsurers at close
•Greater critical mass and improved access to capital markets to support growth, with diversified investor base

2 Excluding transaction adjustments

Exhibit 99.1

Leadership and Governance
Mr. Sankaran will lead the combined company as Chairman and CEO. Kip Oberting, Sirius Group’s President and CEO, will be stepping down from his role at the transaction close.
The SiriusPoint Board of Directors will comprise the current Third Point Re Board at the time of closing, with the addition of two new Board members: Rachelle Keller from Sirius Group and Peter W. H. Tan from CM Bermuda Limited, Sirius Group’s current majority shareholder, and an affiliate of CMIG International Holding Pte. Ltd. (together with CM Bermuda Limited, “China Minsheng Investment Group”).
In addition, Third Point Re’s former Lead Independent Director, Steven Fass, will join the company as Vice Chairman. Mr. Fass is also a former Chief Executive Officer of Sirius Group. He will work closely with Mr. Sankaran and senior members of the Sirius Group team in the integration of the businesses.
Third Point LLC’s founder Daniel S. Loeb said, “This transaction fulfills our vision to move Third Point Re up the quality curve by adding diversified insurance lines to our existing business, thus improving returns on capital and reducing insurance volatility, expanding our investment strategy from a single manager model to reduce investment volatility, and creating critical mass to support both internal growth and future acquisitions. I am confident that this transaction will benefit both customers and shareholders of Third Point Re and Sirius.”
Meyer (Sandy) Frucher, Non-Executive Chairman of the Board of Sirius Group, said: “This strategic business combination is the result of a lot of hard work and the collaborative efforts of the Sirius Group Board, management team and CMIH and is a win-win for both Sirius Group and Third Point Re. I would especially like to acknowledge and thank Kip Oberting and Gene Boxer for their dedication and tireless efforts to ensure the successful resolution and conclusion of the firm’s strategic review process.”
Mr. Tan, Chairman of CMIG International Holding Pte. Ltd., said: “We think this is a terrific outcome that leaves a better, stronger competitor in the market. We are proud to continue as investors.”
Terms of the Transaction
•Sirius Group shareholders will have the ability to elect one of three options as consideration for each of their shares: 1) $9.50 in cash per share; 2) 0.743 of a Third Point Re share and a two-year Contingent Value Right (CVR) which, taken together, guarantee that on the second anniversary of the closing date, the electing shareholders will have received equity and cash of at least $13.73 per share; or, 3) an aggregate of $0.905 in cash, a fraction of a Third Point Re common share, a fraction of a Series A Preference Share of Third Point Re, 0.190 of a 5-year warrant issued by Third Point Re, and $0.905 aggregate principal amount of an upside share instrument issued by Third Point Re.
•China Minsheng Investment Group, Sirius Group’s majority shareholder, has agreed to select the third option and will receive $100 million in cash and approximately 58 million Third Point Re shares in addition to Series A Preference Shares, warrants, and other securities.

Exhibit 99.1

•Based on the closing price of Third Point Re stock on August 5, 2020, the transaction is valued at approximately $788 million.3
•In addition, Third Point Re shareholders will be protected from up to $100 million of net incremental COVID-19 related losses at Sirius Group incurred in certain circumstances for three years following the closing.
•China Minsheng Investment Group has also agreed to a 9.9% voting cap and standstill limitations that will eliminate for any historical SiriusPoint stakeholder concerns relating to Sirius Group’s governance and access to capital markets.
Approvals and Timing to Completion
The agreement has been unanimously approved by both companies’ Boards of Directors. It is subject to approval by shareholders of both companies and customary regulatory approvals. Sirius Group’s majority shareholder, CM Bermuda Limited, and its parent company, CMIG International Holding Pte. Ltd., have already entered into a binding agreement to vote in favor of the merger transaction, as has Mr. Loeb, as Third Point Re’s largest individual shareholder. Both parties have agreed to a customary lock-up of their shares following the closing.
The transaction is expected to be completed during the first quarter of 2021.
Transaction Advisors
J.P. Morgan Securities LLC is serving as sole financial advisor to Third Point Re; EA Markets LLC is serving as financing advisor. Debevoise & Plimpton LLP is Third Point Re’s legal counsel. Barclays Capital Inc. is acting as sole financial advisor to Sirius Group. Sidley Austin LLP and Conyers Dill & Pearman Limited are legal advisors to Sirius Group, with Jenner & Block LLP separately representing the Strategic Review Committee of Sirius Group. Goldman Sachs is acting as exclusive financial advisor to CMIG International Holding Pte. Ltd., and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to CMIG International Holding Pte. Ltd.

Conference Call Details
Third Point Re will hold a conference call to discuss the transaction and its second quarter 2020 results at 8:30 a.m. Eastern Time on August 7, 2020. The call will be webcast live over the Internet from Third Point Re’s website at www.thirdpointre.bm under the “Investors” section. Participants should follow the instructions provided on the website to download and install any necessary audio applications. The conference call will also be available by dialing 1-877-407-0789 (domestic) or 1-201-689-8562 (international). Participants should ask for the Third Point Reinsurance Ltd. second quarter earnings conference call.

A replay of the live conference call will be available approximately two hours after the call. The replay will be available on the Third Point Re’s website or by dialing 1-844-512-2921 (domestic) or 1-412-317-6671 (international) and entering the replay passcode 13706089. The telephonic replay will be available until 11:59 p.m. (Eastern Time) on August 14, 2020.

About Third Point Re
Third Point Re is a public company listed on the New York Stock Exchange which, through its wholly-owned subsidiaries Third Point Reinsurance Company Ltd. and Third Point Reinsurance
3 Assumes all non-CMIH shareholders elect consideration option 2

Exhibit 99.1

(USA) Ltd., writes property and casualty reinsurance business. Third Point Reinsurance Company Ltd. and Third Point Reinsurance (USA) Ltd. each have an "A-" (Excellent) financial strength rating from A.M. Best Company, Inc.

About Sirius Group
Sirius Group, with $2.4 billion of total capital and roots dating back to 1945, is a global multi-line (re)insurer headquartered in Bermuda with a unique global branch network, including offices in Stockholm, New York and London. Sirius Group provides a fully diversified set of tailored risk products to clients in approximately 150 countries, including health and travel products to consumers through its two managing general underwriters, ArmadaCare and International Medical Group. Sirius Group has been publicly traded on Nasdaq since November 2018. You can learn more by visiting www.siriusgroup.com.

Forward-Looking Statements
Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger between Third Point Re and Sirius Group, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Third Point Re and Sirius Group and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the risk that Sirius Group shareholders may not adopt the merger agreement or that Third Point Re shareholders may not approve the stock issuance, (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (4) risks that any of the closing conditions to the proposed merger may not be satisfied in a timely manner, and (5) the risk that SiriusPoint may not achieve the expected benefits of the transaction. Discussions of additional risks and uncertainties are contained in Third Point Re’s and Sirius Group’s filings with the Securities and Exchange Commission. Neither Third Point Re nor Sirius Group is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Where to Find Additional Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Third Point Re and Sirius Group. In connection with the proposed merger, Third Point Re and Sirius Group intend to file a joint proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS ARE

Exhibit 99.1

ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by Third Point Re and Sirius Group with the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus, once available, and each company’s other filings with the SEC may also be obtained from the respective companies. Free copies of documents filed with the SEC by Third Point Re will be made available free of charge on Third Point Re’s investor relations website at https://www.thirdpointre.com/investors/. Free copies of documents filed with the SEC by Sirius Group will be made available free of charge on Sirius Group’s investor relations website at https://ir.siriusgroup.com/.
Participants in the Solicitation
Third Point Re and its directors and executive officers, and Sirius Group and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from their respective shareholders in respect of the proposed merger. Information about the directors and executive officers of Third Point Re is set forth in its Annual Proxy Statement, which was filed with the SEC on April 27, 2020. Information about the directors and executive officers of Sirius Group is set forth in its Annual Report on Form 10-K, which was filed with the SEC on April 21, 2020. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed merger when it becomes available.

Contacts

For Third Point Re

Media
Ruth Pachman / Mark Semer
Kekst CNC
ruth.pachman@kekstcnc.com / mark.semer@kekstcnc.com
+1 (917) 439-3507

Mairi Mallon
Rein4ce
mairi.mallon@rein4ce.co.uk
+44 7843 067533

Investors
Christopher S. Coleman – Chief Financial Officer
+1 (441) 542-3333
investorrelations@thirdpointre.bm

For Sirius Group

Lynda Caravello
lynda.caravello@SiriusGroup.com

Exhibit 99.1

For CMIG International Holding Pte. Ltd.

Brunswick Group
Tim Payne / Jonathan Doorley
+852 6104 6266 / +1 (917) 459-0419

SOURCE Third Point Reinsurance Ltd.
SOURCE Sirius International Insurance Group, Ltd.